CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                                   VoIP, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)



         Texas                          000-28985                 75-2785941
------------------------         ---------------------       -------------------
(State of Incorporation)         (Commission File No.)          (IRS Employer
                                                             Identification No.)


         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
           (Address of principal execute offices, including zip code)

                                 (954) 434-2000
                               ------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On March 30, 2005, VoIP, Inc. issued a press release announcing its financial results for the fiscal year ended December 31, 2004. A copy of the press release is deemed to be furnished, but not filed, as Exhibit 99.1 hereto.

     In accordance with General InstructionB.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     Exhibit 99.1 Press release dated March 30, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 30, 2005                    VoIP, INC.
                                           (Registrant)

                                       By:  /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit #                  Description
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99.1                       Press Release of VoIP, Inc. dated March 30, 2005